UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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Horizon Technology Finance Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Horizon Technology Finance Corporation

312 Farmington Avenue

Farmington, CT 06032

January 3, 2025

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Meeting”) of Horizon Technology Finance Corporation (the “Company”) to be held on February 21, 2025, 2025 at 9:30 AM, Eastern Time, at the offices of Horizon Technology Finance Corporation, located at 312 Farmington Avenue, Farmington, Connecticut 06032.

The Notice of Special Meeting of Stockholders and the Proxy Statement of the Board of Directors of the Company accompanying this letter provide an outline of the business to be conducted at the Meeting. At the Meeting, you will be asked to approve a new investment management agreement (the “New Investment Management Agreement”) between the Company and Horizon Technology Finance Management LLC (the “Adviser”), the Company’s investment adviser.

As discussed in more detail in the Proxy Statement accompanying this letter, Monroe Capital Investment Holdings, L.P. (“MCIH”), the indirect parent company of the Adviser, Monroe Capital Intermediate Holdings, LLC (“Intermediate Holdings”) and certain other affiliates of Monroe Capital LLC (collectively with MCIH and Intermediate Holdings and each such other affiliate party to the Transaction Agreement, “Monroe”) have entered into an Equity Purchase Agreement, dated as of October 21, 2024 (the “Transaction Agreement”), pursuant to which Momentum US Bidco, LLC (the “Acquiror”), an affiliate of Wendel SE (collectively with its affiliates and the Acquiror, “Wendel”), will acquire a 75% equity interest in Monroe, which shall constitute a change in control of the Adviser (the “Adviser Change in Control”). The consummation of the Adviser Change in Control will result in an assignment and the immediate termination of the current investment management agreement, effective as of June 30, 2023, between the Company and the Adviser (the “Current Investment Management Agreement”), in accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

Although a change in control of the Adviser will occur in connection with the consummation of the Adviser Change in Control, it is important to note that management of the Adviser is not changing in connection with the Adviser Change in Control, nor are the terms of the New Investment Management Agreement compared to the Current Investment Management Agreement. If the New Investment Management Agreement is approved by the stockholders of the Company, the Adviser will continue to serve as the investment adviser to the Company. The proposed Adviser Change in Control is expected to close during the first quarter of 2025.

Stockholders of the Company are being asked to approve the New Investment Management Agreement, the terms of which are identical to those contained in the Current Investment Management Agreement, as discussed in more detail in the Proxy Statement accompanying this letter. The 1940 Act requires that the New Investment Management Agreement be approved by both a majority of the Company’s non-interested directors (the “Independent Directors”) and “a majority of the outstanding voting securities” of the Company, as that term is defined under the 1940 Act. While the Adviser Change in Control will result in the transfer of the controlling interest in Monroe (and, indirectly, in the Adviser) to the Acquiror, the Company’s investment strategy and team, including the Company’s and the Adviser’s executive officers, are expected to remain unchanged, and the Adviser Change in Control is not expected to have a material impact on the Adviser’s or the Company’s operations. Accordingly, to prevent any disruption in the Adviser’s ability to provide services to the Company once the assignment is deemed to occur as a result of the Adviser Change in Control, the Company is seeking stockholder approval of the New Investment Management Agreement. The Board of Directors, including the Independent Directors in attendance at the December 2024 Meeting (as defined in the accompanying Proxy Statement), have approved the New Investment Management Agreement and believe the approval of the New Investment Management Agreement by the stockholders of the Company to be in the best interests of the Company and its stockholders.

It is very important that your shares be represented at the Meeting. Whether or not you expect to be present in person at the Meeting, please sign the enclosed proxy card and return it promptly in the envelope provided or vote via the Internet. You are encouraged to vote via the Internet, as it saves significant time and processing costs. To vote via the Internet, access www.proxyvote.com and follow the on-screen instructions. Have your proxy card available when you access the web page. Your vote and participation in the governance of the Company are very important.

Sincerely yours, Robert D. Pomeroy, Jr. Chief Executive Officer and Chairman of the Board of Directors

HORIZON TECHNOLOGY FINANCE CORPORATION
312 Farmington Avenue
Farmington, Connecticut 06032
(860) 676-8654

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 21, 2025

Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of Horizon Technology Finance Corporation (the “Company”) that:

A Special Meeting of Stockholders of the Company (the “Meeting”) will be held at the offices of the Company, located at 312 Farmington Avenue, Farmington, Connecticut 06032, on February 21, 2025 at 9:30 AM, Eastern Time, for the following purposes:

1. To approve a new investment management agreement (the “New Investment Management Agreement”) between the Company and Horizon Technology Finance Management LLC, the Company’s investment adviser (the “Adviser”) (the “Proposal”); and

2. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

You have the right to receive notice of, and to vote at, the Meeting if you were a Stockholder of record at the close of business on December 26, 2024. Whether or not you expect to be present in person at the Meeting, please sign the enclosed proxy card and return it promptly in the envelope provided, or vote via the Internet. Instructions are shown on the proxy card.

Enclosed is the Company’s Proxy Statement and a proxy card. Please sign the enclosed proxy card and return it promptly in the envelope provided, or vote via the Internet. Your vote is extremely important. In the event there are not sufficient votes for a quorum or to approve the Proposal at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

As discussed in more detail in the Proxy Statement accompanying this notice, in connection the Proposal, there will be no changes to the terms of the current investment management agreement, effective as of June 30, 2023, between the Company and the Adviser (the “Current Investment Management Agreement”), including the fee structure and services to be provided thereunder, compared to the New Investment Management Agreement, other than the date and term of the New Investment Management Agreement. In addition, no other fees or expenses currently paid by the Company will change pursuant to the New Investment Management Agreement. If the New Investment Management Agreement is approved by the Stockholders of the Company, the Adviser will continue to serve as the investment adviser to the Company.

The Board of Directors, including the Independent Directors in attendance at the December 2024 Meeting (as defined in the accompanying Proxy Statement), have approved the New Investment Management Agreement and believe the approval of the New Investment Management Agreement by the Stockholder’s of the Company to be in the best interests of the Company and its Stockholders.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS IN ATTENDANCE AT THE DECEMBER 2024 MEETING (AS DEFINED IN THE ACCOMPANYING PROXY STATEMENT), RECOMMEND THAT YOU VOTE “FOR” THE PROPOSAL.

By Order of the Board of Directors, John C. Bombara Secretary

Farmington, Connecticut

January 3, 2025

This is an important meeting. To ensure proper representation at the Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or vote your shares electronically via the Internet. Please see the Proxy Statement and the enclosed proxy card for details about electronic voting. Even if you vote your shares prior to the Meeting, you still may attend the Meeting and vote your shares in person if you wish to change your vote.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND

PROVIDE VOTING INSTRUCTIONS ON THE PROPOSAL

The following Q&A is provided to assist you in understanding the Proposal. The Proposal is described in greater detail in the enclosed Proxy Statement. Please read the full text of the Proxy Statement. Your voting instructions are important.

Question: Why am I receiving these materials?

Answer: The Company is furnishing these materials in connection with the solicitation of proxies by the Board for use at the Special Meeting of Stockholders (the “Meeting”) and any adjournments or postponements thereof. This Proxy Statement and the accompanying materials are being mailed on or about January 3, 2025 to Stockholders of record as of December 26, 2024 (the “Record Date”), as described below and are available at www.proxyvote.com.

Question: What proposals am I being asked to vote on?

Answer: At the Meeting, Stockholders of the Company as of the Record Date are being asked to vote on the following proposal:

Proposal:	To approve the new investment management agreement (the “New Investment Management Agreement”) between the Company and the Adviser (the “Proposal”).

In addition to the above Proposal, you may be asked to consider and vote upon proposals to adjourn the Meeting or any adjournments or postponements thereof with respect to the Proposal for which insufficient votes to approve the Proposal were cast, and, with respect to such proposals, to permit further solicitation of additional proxies by the Company. The Company knows of no other business to be brought before the Meeting.

Question: Who is entitled to vote at the Meeting?

Answer: Only Stockholders of record of the Company as of the close of business as of December 26, 2024, the Record Date, are entitled to notice of, to attend and to vote at the Meeting and any adjournments and postponements thereof.

Question: How many votes do I have?

Answer: Each share of common stock of the Company held by a holder of record as of the Record Date is entitled to one vote at the Meeting (and any adjournments or postponements thereof) with respect to each matter to be voted on, with pro rata voting rights for any fractional shares. No shares of common stock of the Company have cumulative voting rights.

Question: How does the Board recommend that I vote?

Answer: The Board recommends that you vote “FOR” the Proposal.

Proposal: To Approve the New Investment Management Agreement Between the Company and the Adviser

Question: Why am I being asked to vote on the New Investment Management Agreement now?

Answer: The Company currently receives investment advisory services from the Adviser pursuant to an Investment Management Agreement by and between the Company and the Adviser, which was approved by Stockholders of the Company and became effective on June 30, 2023 (the “Current Investment Management Agreement”). On October 21, 2024, Monroe Capital Investment Holdings, L.P. (“MCIH”), the indirect parent company of the Adviser, Monroe Capital Intermediate Holdings, LLC (“Intermediate Holdings”) and certain other affiliates of Monroe Capital LLC (collectively with MCIH, Intermediate Holdings and each such other affiliate party to the Transaction Agreement, “Monroe”) entered into an Equity Purchase Agreement (the “Transaction Agreement”) pursuant to which Momentum US Bidco LLC (the “Acquiror”), an affiliate of Wendel SE (collectively with its affiliates and the Acquiror, “Wendel”), will acquire 75% of the equity interests in Monroe, which shall constitute a change in control of the Adviser. The Monroe business (including 100% of the equity interests in MCH HoldCo LLC (“MCH HoldCo”) and, indirectly, 100% of the equity interests of the Adviser) will be contributed by MCIH to Intermediate Holdings, and 75% of the equity interests of Intermediate Holdings will be acquired by the Acquiror. Accordingly, the closing of the transactions contemplated by the Transaction Agreement will result in a change in control of the Adviser (the “Adviser Change in Control”). The Company is not a party to the Transaction Agreement. The consummation of the Adviser Change in Control will result in an assignment and the immediate termination of the Current Investment Management Agreement in accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Although a change in control of the Adviser will occur in connection with the consummation of the Adviser Change in Control, it is important to note that management of the Adviser is not changing in connection with the Adviser Change in Control, nor are the terms of the New Investment Management Agreement changing as compared to the terms of the Current Investment Management Agreement. If the New Investment Management Agreement is approved by the Stockholders of the Company, the Adviser will continue to serve as the investment adviser to the Company. The proposed Adviser Change in Control is expected to close during the first quarter of 2025.

Section 2(a)(4) of the 1940 Act provides that the transfer of a controlling interest of an investment adviser, such as will be caused by the Adviser Change in Control, constitutes an “assignment.” Section 15(a) of the 1940 Act provides that an investment management contract terminates on its “assignment.” Accordingly, in order to permit the Adviser to continue to provide investment advisory services to the Company after the closing of the Adviser Change in Control, a new investment management agreement must be approved by the Board of the Company, including a majority of the Board’s Independent Directors (as defined below), and the Company’s Stockholders by the affirmative vote of the lesser of (1) 67% or more of the shares of the Company’s common stock present or represented by proxy and entitled to vote at the Meeting if the holders of more than 50% of the outstanding shares of the Company’s common stock are present or represented by proxy and entitled to vote at the Meeting or (2) more than 50% of the Company’s outstanding shares of common stock. The Adviser and the Acquiror have requested that the Board approve the New Investment Management Agreement and that the Board seek Stockholder approval of the New Investment Management Agreement. A copy of the proposed form of the New Investment Management Agreement, as approved by the Board, is attached to this Proxy Statement as Exhibit A. All terms of the New Investment Management Agreement are unchanged from the Current Investment Management Agreement, other than the date and term.

Question: What is the recommendation of the Board?

Answer: In evaluating the New Investment Management Agreement, the Board reviewed and discussed with the Adviser, Monroe and Wendel certain materials furnished separately by the Adviser, Monroe and Wendel and certain other information which the Board deemed relevant. The Board reviewed and discussed these materials at a meeting and believes approving the New Investment Management Agreement is in the best interests of the Company and its Stockholders for the reasons described below in the section of this Proxy Statement captioned “Board Review and Approval of the New Investment Management Agreement.”

Under the 1940 Act, a new investment management agreement requires the approval of the Board and the Company’s Stockholders. The Board, including a majority of the members of the Board who are not affiliated with the Adviser, Monroe or Wendel and who are not otherwise “interested persons” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”), has approved the New Investment Management Agreement and has deemed entry into such agreement to be in the best interests of the Company and its Stockholders. The Company is now seeking Stockholder approval of the New Investment Management Agreement. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

Question: Will a majority of the Board be independent of the Adviser, Monroe and Wendel?

Answer: Yes. Six (6) of eight (8) members of the Board are currently, and after the consummation of the Adviser Change in Control will continue to be, “Independent Directors” and two (2) are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Question: Who is Wendel?

Answer: Wendel is a publicly-traded French corporation, a Euronext Paris Stock Exchange-listed company, and one of Europe’s leading investment companies in terms of size, with $11.0 billion in gross assets as of September 2024, three offices (Paris, Luxembourg and New York), and approximately 98 total employees. Wendel’s investment team is comprised of experienced professionals with varied backgrounds, including former consultants, company executives, investment bankers, public service managers, and operations managers. Wendel distinguishes itself among its peers through a combination of factors, including being a public company, having a stable family shareholder base (i.e., the Wendel family), its permanent capital holdings, and maintaining an investment portfolio that includes companies across a broad spectrum of geographies and market sectors. Wendel has a dual investment model based on two distinct and complementary businesses – principal investing and third-party asset management. Wendel has historically leveraged permanent capital to make principal investments in leading European and North American companies which are leaders in their fields, and which today include ACAMS, Bureau Veritas, Crisis Prevention Institute, Globeducate, IHS Towers, Scalian, Stahl and Tarkett. In 2023, Wendel initiated a strategic shift into third-party asset management of private assets. In May 2024, Wendel completed the acquisition of a 51% stake in IK Partners, a leading mid-market European private equity firm with $13.9 billion in assets under management as of September 2024.

Question: Who is Momentum US Bidco LLC?

Answer: Momentum US Bidco LLC, is an affiliate of Wendel.

Question: How does the Adviser Change in Control benefit the Company’s Stockholders?

Answer: The Board and management believe that the Adviser, as a subsidiary of Monroe, will benefit from Wendel’s platform as the Adviser Change in Control will (i) result in consistency in leadership, with no change in the Adviser’s investment committee and the existing management team of Monroe or the Adviser; (ii) provide Monroe, and potentially the Adviser, additional capital to support future growth of the Monroe platform, and potentially the Adviser; and (iii) enhance the Monroe fundraising platform, all of which will allow Monroe, including the Adviser, to continue to scale its lending strategy, allowing it to deliver meaningful benefits to Monroe’s global investor base, including the Stockholders of the Company. The Board and the Adviser further believe that the acquisition of Monroe by Wendel will further these benefits, including the potential for Wendel to seed new funds to be managed by Monroe or the Adviser, which would be able to co-invest with the Company. The Board and the Adviser expect these co-investments will allow the Company to participate in more transactions, creating a more diverse portfolio of investments.

Question: What is Wendel purchasing under the Transaction Agreement?

Answer: Through the Acquiror, Wendel will purchase 75% of the total outstanding equity of Monroe, which is expected to be comprised of 50.01% (out of the total of 75%) of the total equity of Monroe currently held by management and the 24.99% of the total equity of Monroe currently held by Monroe’s minority investor. The Monroe business (including 100% of the equity interests in MCH HoldCo and, indirectly, 100% of the equity interests of the Adviser) will be contributed by MCIH to Intermediate Holdings, and 75% of the total equity of Intermediate Holdings will be acquired by the Acquiror. A portion of the consideration for the transaction is contingent on the overall financial performance of Monroe. Additionally, beginning in 2028 and at various points for a period of four years, the Acquiror will have the option to purchase, and management of Monroe will have the reciprocal option to sell, portions of the remaining 25% of the equity of Monroe at a price to be determined based on the continued growth and performance of Monroe.

Question: What are the impacts to Stockholders of the approval of the New Investment Management Agreement?

Answer: The Board and management believe that the impact of the approval of the New Investment Management Agreement will be beneficial to Stockholders because it will allow the Adviser to continue to provide investment advisory services to the Company. The Board and management further believe the Adviser Change in Control will provide Monroe, including the Adviser, with stable capital to allow each of Monroe and the Adviser to continue to scale their respective lending strategies, allowing Monroe to deliver meaningful benefits to its global investor base, including the Stockholders of the Company.

Question: What are the conditions to the closing of the Adviser Change in Control?

Answer: The obligation of the parties to close the Adviser Change in Control under the Transaction Agreement is subject to customary conditions, including, the receipt of regulatory clearances and approvals and client consents. For purposes of the Transaction Agreement, Monroe is deemed to have received the Company’s consent to the Adviser Change in Control upon (1) the approval by the Company’s Board and Stockholders of the New Investment Management Agreement and (2) the entry by the Company and the Adviser into the New Investment Management Agreement. Additionally, the Transaction Agreement requires that 75% of the members of the Board must be Independent Directors, meaning that they are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Section 15(f) of the 1940 Act provides that when a sale of securities or any other interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. These conditions are as follows:

•

First, during the three (3)-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must be comprised of Independent Directors. The Board is expected to meet this requirement at the time of the consummation of the Adviser Change in Control, and for the three (3)-year period thereafter.

•

Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any of its applicable express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement, during the two (2)-year period after the date on which any such transaction occurs, whereby the investment adviser or corporate trustee or predecessor or successor investment advisers or any interested person of any such adviser or any such corporate trustee receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of such company, other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from such company or its security holders for other than bona fide investment advisory or other services. The Board considered whether an unfair burden would be imposed on the Company as a result of the Adviser Change in Control and found that it was unaware of any arrangements that would constitute an unfair burden as that term is defined in the 1940 Act.

Question: What will happen if the Stockholders do not approve the New Investment Management Agreement?

Answer: If the closing of the Adviser Change in Control does not occur for any reason, including because the Stockholders do not approve the New Investment Management Agreement, the Current Investment Management Agreement would remain in effect and the Adviser would continue to provide investment advisory services to the Company pursuant to the Current Investment Management Agreement. In addition, the sellers listed in the Transaction Agreement would retain their ownership of Monroe and, indirectly, the Adviser.

If the closing of the Adviser Change in Control occurs prior to Stockholders having approved the New Investment Management, the Adviser (with Wendel’s consent) will use commercially reasonable efforts to obtain the Board’s approval of an interim investment management agreement containing the same terms and conditions as the Current Investment Management Agreement, except for (i) the effective date and the term of the interim investment management agreement, (ii) any terms necessary to comply with the requirements of Rule 15a-4 of the 1940 Act and (iii) any other differences in terms and conditions that the Board, including a majority of the Independent Directors, finds to be immaterial. If an interim investment management agreement is approved by the Board, such agreement will remain in effect for a maximum of 150 days following the termination of the Current Investment Management Agreement, during which time the Adviser and the Company’s management may continue to solicit Stockholder approval for the New Investment Management Agreement. Under any interim investment management agreement, management fees earned by the Adviser with respect to the Company will be held in an escrow account until Stockholders of the Company approve the New Investment Management Agreement.

Question: Has the Board considered whether the New Investment Management Agreement is in the best interests of the Company and its Stockholders?

Answer: As discussed under “Proposal – Anticipated Impact of the Adviser Change in Control”, the Board considered the potential benefits of the approval of the New Investment Management Agreement. As further discussed under “Proposal – Board Review and Approval of New Investment Management Agreement”, based on a careful consideration of all the factors in their totality, the Board, including all of the Independent Directors in attendance at the December 2024 Meeting, determined that the New Investment Management Agreement, including the fees payable thereunder, is fair and reasonable to the Company. The Board, including all of the Independent Directors in attendance at the December 2024 Meeting, determined that the approval of the New Investment Management Agreement is in the best interests of the Company and its Stockholders and recommends a vote “FOR” the Proposal.

Question: How will the Company be managed following the Adviser Change in Control?

Answer: Following the closing of the Adviser Change in Control, the Company expects to continue to be managed by the officers managing the Adviser as of the date hereof. The Company expects the Adviser to manage the Company’s investment portfolio in a manner consistent with the Company’s existing investment strategy to maximize the investment portfolio’s return by generating current income from the debt investments the Company makes and capital appreciation from the warrants the Company receives when making such debt investments. Following the closing, Monroe is expected to be Wendel’s only private debt manager, which minimizes potential conflicts of interest. Wendel and its other fund managers are expected to operate independently of Monroe and the Adviser, with each remaining under its current brand and led by its existing management and investment teams, and will not coordinate their investment activities or operations with Monroe or the Adviser. Accordingly, due to such lack of coordination, each of Wendel, Monroe and the Adviser may pursue separate opportunities without consultation, and may compete for investment opportunities. Other funds and accounts managed or advised by Wendel may be treated in a similar manner to other clients of Monroe and the Adviser and while all of these activities may give rise to conflicts of interest, Monroe and the Adviser expect to manage these conflicts in accordance with each of its conflicts of interest policies as in effect from time to time.

Question: Will there be any changes to the Company’s principal investment objective, investment strategies, fundamental investment restrictions, principal risks, or any change to how the Company is managed as a result of entry into the New Investment Management Agreement?

Answer: No. There will be no changes to the Company’s principal investment objective, investment strategies, fundamental investment restrictions, principal risks, or how the Company is managed, as a result of entry into the New Investment Management Agreement.

Question: Are there any material changes between the Current Investment Management Agreement and the New Investment Management Agreement?

Answer: As discussed under “Proposal – Approval of a New Investment Management Agreement Between the Company and the Adviser”, there are no changes to the terms of the Current Investment Management Agreement in the New Investment Management Agreement, including the fee structure and services to be provided, other than the date and term of the New Investment Management Agreement. In addition to there being no changes to the fee structure, no other fees or expenses currently paid by the Company will change as a result of entry into the New Investment Management Agreement.

Question: Will the management fees payable by the Company change under the New Investment Management Agreement?

Answer: No. The management fees proposed to be payable by the Company under the New Investment Management Agreement are the same as the management fees payable under the Current Investment Management Agreement. For additional details regarding the fees payable by the Company under the New Investment

Management Agreement, please refer to the section of this Proxy Statement below captioned “ Proposal – Overview of the New Investment Management Agreement.”

Question: Who will bear the expenses associated with completing the Adviser Change in Control?

Answer: The sellers under the Transaction Agreement and Wendel have each agreed to pay their own expenses in connection with the transaction contemplated by the Transaction Agreement and to split equally all out-of-pocket expenses (including all reasonable fees and expenses of counsel, accountants, proxy solicitors, experts and consultants and/or directors) incurred by or on behalf of Monroe in connection with the solicitation of proxies of Stockholders of the Company with respect to the Adviser Change in Control. The Company will not bear the burden of expenses relating to the Adviser Change in Control, including the cost of this proxy solicitation.

Question: What will Stockholders receive in the Adviser Change in Control?

Answer: The Company is not a party to any agreement between Monroe and the Acquiror, and neither the Company nor the Stockholders will receive consideration from Wendel, the Acquiror, Monroe or the Adviser in connection with the Adviser Change in Control.

Question: Who should I call if I have any questions?

Answer: If you have any questions about the Meeting, voting or your ownership of the Company’s common stock, please contact Broadridge Financial Solutions, Inc. at 1-833-204-1519.

HORIZON TECHNOLOGY FINANCE CORPORATION
312 Farmington Avenue
Farmington, Connecticut 06032
(860) 676-8654

PROXY STATEMENT
For
2025 Special Meeting of Stockholders
To Be Held on February 21, 2025

This Proxy Statement will give you the information you need to vote on the matters listed on the accompanying Notice of Special Meeting of Stockholders (the “Notice of Meeting”). Much of the information in this Proxy Statement is required under the rules of the Securities and Exchange Commission (“SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact Horizon Technology Finance Corporation (the “Company”) at 860-676-8654.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use at a Special Meeting of Stockholders (the “Meeting”) of the Company to be held on February 21, 2025 at 9:30 AM, Eastern Time, at the offices of the Company, 312 Farmington Avenue, Farmington, Connecticut 06032, and at any postponements or adjournments thereof. This Proxy Statement, along with the Notice of Special Meeting and a proxy card, are being mailed on or about January 3, 2025 to stockholders of the Company (the “Stockholders”) of record as of December 26, 2024 (the “Record Date”).

The Company encourages you to vote your shares, either by voting in person at the Meeting or by voting by proxy (i.e., authorizing someone to vote your shares). Shares represented by duly executed proxies will be voted in accordance with your instructions. If you execute a proxy without specifying your voting instructions, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Meeting, your shares will be voted at the Board’s discretion unless you specifically state otherwise on your proxy.

You may revoke your vote at any time before it is exercised by (1) resubmitting your vote on the Internet, (2) notifying the Company’s Secretary in writing, (3) submitting a properly executed, later-dated proxy card, (4) resubmitting your vote by calling the telephone number on your proxy card, or (5) voting in person at the Meeting. Any Stockholder entitled to vote at the Meeting may attend the Meeting and vote in person, whether or not he or she has previously voted his or her shares via the Internet, telephone or proxy card or wishes to change a previous vote.

You will be eligible to vote your shares electronically via the Internet, by telephone or by mail.

Purpose of the Meeting

As described in more detail in this Proxy Statement, the Meeting is being held for the following purposes:

1. To approve the new investment management agreement (the “New Investment Management Agreement”) between the Company and the Adviser (the “Proposal”); and

2. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Voting Securities

You may vote your shares at the Meeting only if you were a Stockholder of record at the close of business on the Record Date. There were [35,020,774]1 shares of the Company’s common stock outstanding on the Record Date. Each share of the common stock is entitled to one vote.

1 To be updated as of the Record Date.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of more than one-half of the voting power of all outstanding shares of common stock on the Record Date will constitute a quorum. Abstentions and shares with respect to which a vote is withheld will be included when determining the presence of a quorum. Shares of stock for which brokers have not received voting instructions from the beneficial owner of the shares and do not have, or choose not to exercise, discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will not be treated as shares present when determining the presence of a quorum.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the Proposal are not received, either the presiding officer of the Meeting or the Stockholders present at the Meeting, in person or by proxy, may adjourn the Meeting to permit the further solicitation of proxies. Any such adjournment by the Stockholders will require the affirmative vote of a majority of the votes entitled to be cast by the Stockholders entitled to vote at the Meeting, present in person or by proxy. Gerald A. Michaud and Daniel R. Trolio are the persons named as proxies and intend to vote proxies held by them for such adjournment to permit further solicitation of proxies, unless marked to be voted against any proposal for which an adjournment is sought.

Votes Required

Approval of New Investment Management Agreement

Under the 1940 Act, approval of the New Investment Management Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Company. Under the 1940 Act, “majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) 67% or more of the shares of the Company’s common stock present or represented by proxy and entitled to vote at the Meeting if the holders of more than 50% of the outstanding shares of the Company’s common stock are present or represented by proxy and entitled to vote at the Meeting or (2) more than 50% of the Company’s outstanding shares of common stock. Abstentions and broker non-votes, if any, will have the effect of a vote “AGAINST” the Proposal.

Broker Non-Votes

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the Meeting. The Proposal is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to the Proposal. Thus, if you do not give your broker or nominee specific instructions on how to vote for you or do not vote for yourself in accordance with the voting instructions on the proxy card, either by returning a proxy card or by other arrangement with your broker or nominee, your shares will have no effect on the Company’s ability to obtain the approval of 67% or more of the voting securities present at the Meeting and will have the same effect as a vote against the Proposal if the Company does not obtain the approval of 67% or more of the voting securities present and instead seeks to obtain the affirmative vote of 50% of the outstanding voting securities of the Company.

Adjournment and Additional Solicitation

If a quorum is not present at the Meeting, or in the event a quorum is present at the Meeting but it appears there are not enough votes to approve the Proposal at the Meeting, either the presiding officer of the Meeting or the Stockholders present at the Meeting, in person or by proxy, may adjourn the Meeting to permit the further solicitation of proxies. Any such adjournment by the Stockholders will require the affirmative vote of a majority of the votes entitled to be cast by the Stockholders entitled to vote at the Meeting, present in person or by proxy. Gerald A. Michaud and Daniel R. Trolio are the persons named as proxies and intend to vote proxies held by them for such adjournment to permit further solicitation of proxies, unless marked to be voted against any proposal for which an adjournment is sought.

A Stockholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

Instructions for Voting Proxies

To vote your shares, Stockholders may provide their voting instructions via telephone, through the Internet or by mail by following the instructions on the proxy card. The option to vote through the Internet requires Stockholders to input an identifying number (the “Control Number”), which is provided with the proxy card. If you vote using the Internet, after visiting www.proxyvote.com and inputting your Control Number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will receive an e-mail confirming their voting instructions upon request.

If your broker, bank or other nominee holds your shares in “street name,” only that holder can vote your shares unless you obtain a valid legal proxy from such broker, bank or nominee. You should follow the directions provided by your broker, bank or other nominee regarding how to instruct such broker, bank or nominee to vote your shares.

If a Stockholder wishes to participate in the Meeting but does not wish to give a proxy by telephone, through the Internet or by mail, the Stockholder may attend the Meeting and vote in person.

If you are the Stockholder of record of the Company as of the Record Date and you do not vote by returning the proxy card in the envelope provided, via telephone, through the Internet or in-person during the Meeting, your shares will not be voted at the Meeting and will not be counted when determining the presence of a quorum.

Brokers, banks and other nominees have discretionary authority to vote on certain routine matters. The Proposal is a “non-routine” matter. If you hold your shares in “street name” and do not provide your broker, bank or other nominee who holds such shares of record with specific instructions regarding how to vote on the Proposal, your broker, bank or other nominee will not be permitted to vote your shares on such “non-routine” matter and your shares will not be counted when determining the presence of a quorum. Thus, such shares will have no effect on the Company’s ability to obtain the approval of 67% or more of the voting securities present at the Meeting and will have the same effect as a vote against the Proposal if the Company does not obtain the approval of 67% or more of the voting securities present and instead seeks to obtain the affirmative vote of 50% of the outstanding voting securities of the Company.

Some of the Company’s Stockholders hold their shares in more than one account and may receive separate voting instructions for each of those accounts. To help ensure that all of your shares are represented at the Meeting, it is recommended that you vote in accordance with each set of voting instructions you receive, as applicable.

Revocation of Proxies

If you are a Stockholder of record of the Company, you can revoke your proxy at any time before it is exercised by: (1) delivering a written revocation notice that is received prior to the Meeting to the Secretary of Horizon Technology Finance Corporation at 312 Farmington Avenue, Farmington, CT 06032; (2) resubmitting voting instructions via the Internet voting site; (3) obtaining, properly completing and submitting another proxy card that is dated later than the original proxy card and is received before the conclusion of voting at the Meeting; (4) resubmitting voting instructions by calling the telephone number on your proxy card; or (5) attending the Meeting and voting in person. If your shares are held in “street name” by your broker, bank or other nominee, you must follow the instructions you receive from such nominee in order to revoke your voting instructions. Attending the Meeting does not revoke your proxy unless you also vote or submit a later-dated proxy at the Meeting.

Information Regarding This Solicitation

The sellers under the Transaction Agreement and Wendel have agreed to split equally all out-of-pocket expenses (including all reasonable fees and expenses of counsel, accountants, proxy solicitors, experts and consultants and/or directors) incurred by or on behalf of Monroe in connection with the solicitation of proxies of Stockholders of the Company with respect to the Adviser Change in Control. The Company will not bear the burden of expenses relating to the Adviser Change in Control, including the cost of this proxy solicitation.

The Company intends to use the services of Broadridge Financial Solutions, Inc., a leading provider of investor communications solutions, to provide certain proxy solicitation services and to aid in the distribution and collection of proxy votes. The Company anticipates that the costs of these services will be approximately $350,000, plus out-of-pocket expenses for such services. The Company reimburses brokers, trustees, fiduciaries and other institutions for their reasonable expenses in forwarding proxy materials to the beneficial owners and soliciting them to vote proxies.

In addition to the solicitation of proxies via the Internet, proxies may be solicited in person and/or by telephone, mail, facsimile transmission or email by directors or officers of the Company, managers, officers or employees of the Company’s investment adviser and administrator, the Adviser and/or by a retained solicitor. No additional compensation will be paid to directors, officers, managers or regular employees for such services. If the Company engages a solicitor, you could be contacted by telephone on behalf of the Company and urged to vote. The solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to vote over the telephone and to have your vote transmitted to the proxy tabulation firm.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to the Company’s knowledge, there are no persons who would be deemed to “control” the Company, as such term is defined in the 1940 Act.

The Board consist of interested directors and independent directors. Interested directors are “interested persons” of the Company, as defined in the 1940 Act, and independent directors are all other directors (the “Independent Directors”).

The following table sets forth, as of December 26, 20242, certain ownership information with respect to the Company’s Common Stock for those persons who directly or indirectly own, control or hold with the power to vote five percent (5%) or more of the Company’s outstanding Common Stock and all executive officers and directors, individually and as a group.

Name	Type of Ownership	Shares Owned	Percentage of Common Stock Outstanding
Independent Directors
Michael P. Balkin(1)	Record/Beneficial	10,000	*
James J. Bottiglieri(1)	Record/Beneficial	16,342	*
Jonathan J. Goodman(1)	Record/Beneficial	2,313	*
Edmund V. Mahoney(1)	Record/Beneficial	7,900	*
Elaine A. Sarsynski(1)	Beneficial	7,000	*
Joseph J. Savage(1)	Record/Beneficial	59,500	*
Interested Directors
Gerald A. Michaud(1)	Record/Beneficial	169,309	*
Robert D. Pomeroy, Jr.(1)	Record/Beneficial	210,424	*
Executive Officers
John C. Bombara(1)	Record/Beneficial	13,585	*
Daniel S. Devorsetz(1)	Record/Beneficial	9,057	*
Lynn Dombrowski(1)	—	—	—
Diane Earle(1)	—	—	—
Daniel R. Trolio(1)	Record/Beneficial	2,745	*
All directors, director nominees and executive officers as a group (11 persons)	Record/Beneficial	508,175	1.45%

(1)	The address for each executive officer and director is c/o Horizon Technology Finance Management LLC, 312 Farmington Avenue, Farmington, Connecticut 06032.

*	Less than one percent (1%).

2 To be updated as of the Record Date.

Dollar Range of Securities Beneficially Owned by Directors

The following table sets forth the dollar range of the Company’s Common Stock beneficially owned by each of the Company’s directors as of December 26, 20243. Information as to the beneficial ownership of the Company’s directors is based on information furnished to the Company by such persons. The Company is not part of a “family of investment companies” as that term is defined in the 1940 Act.

Directors of the Company	Dollar Range of Common Stock of the Company(1)
Independent Directors
Michael P. Balkin	$50,001-$100,000
James J. Bottiglieri	$100,001-$500,000
Jonathan J. Goodman	$10,001-$50,000
Edmund V. Mahoney	$50,001-$100,000
Elaine A. Sarsynski	$50,001-$100,000
Joseph J. Savage	$500,000-$1,000,000
Interested Directors
Gerald A. Michaud	Over $1,000,000
Robert D. Pomeroy, Jr.	Over $1,000,000

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000 or over $1,000,000.

PROPOSAL: APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND THE ADVISER

Background

The Company is asking Stockholders to approve the New Investment Management Agreement between the Company and the Adviser, pursuant to which the Adviser will continue to serve as the Company’s investment adviser following the Adviser Change in Control.

The Adviser has advised the Board that Monroe has entered into the Transaction Agreement pursuant to which the Acquiror, an affiliate of Wendel, will acquire a 75% equity interest in Monroe (and indirectly, in the Adviser), which shall constitute a change in control of the Adviser. The consummation of the Adviser Change in Control will result in an assignment and immediate termination of the Current Investment Management Agreement, in accordance with the requirements of the 1940 Act. Although the ownership of the Adviser will change in connection with the consummation of the Adviser Change in Control, it is important to note that management of the Adviser is not expected to change in connection with the Adviser Change in Control, nor are the terms of the New Investment Management Agreement changing as compared to the terms of the Current Investment Management Agreement.

It is anticipated that all investment professionals of the Adviser currently providing investment advisory services to the Company, as well as the members of the Adviser’s investment committee, will continue to provide investment advisory services to the Company. The Adviser expects that its investment process will remain substantially the same following the Adviser Change in Control.

3 To be updated as of the Record Date.

The Current Investment Management Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). The consummation of the Adviser Change in Control will result in an assignment of the Current Investment Management Agreement and therefore cause the automatic termination of the Current Investment Management Agreement. Contingent upon Stockholder approval of the New Investment Management Agreement and the consummation of the Adviser Change in Control, the Adviser will enter into a new investment management agreement with the Company in order to continue to serve as investment adviser to the Company. The consummation of the Adviser Change in Control is subject to certain terms and conditions, including, among others, approval of the New Investment Management Agreement by the Company’s Stockholders, to take effect immediately after the closing of the Adviser Change in Control, and the receipt of required regulatory and other approvals. The proposed Adviser Change in Control is expected to close during the first quarter of 2025.

Wendel is a publicly-traded French corporation, a Euronext Paris Stock Exchange-listed company, and one of Europe’s leading investment companies in terms of size, with $11.0 billion in gross assets as of September 2024, three offices (Paris, Luxembourg and New York), and approximately 98 total employees. Wendel’s investment team is comprised of experienced professionals with varied backgrounds, including former consultants, company executives, investment bankers, public service managers, and operations managers. Wendel distinguishes itself among its peers through a combination of factors, including being a public company, having a stable family shareholder base (i.e., the Wendel family), its permanent capital holdings, and maintaining an investment portfolio that includes companies across a broad spectrum of geographies and market sectors. Wendel has a dual investment model based on two distinct and complementary businesses – principal investing and third-party asset management. Wendel has historically leveraged permanent capital to make principal investments in leading European and North American companies which are leaders in their fields and which today include ACAMS, Bureau Veritas, Crisis Prevention Institute, Globeducate, IHS Towers, Scalian, Stahl and Tarkett. In 2023, Wendel initiated a strategic shift into third-party asset management of private assets. In May 2024, Wendel completed the acquisition of a 51% stake in IK Partners, a leading mid-market European private equity firm with $13.9 billion in assets under management as of September 2024.

Anticipated Impact of the Adviser Change in Control

Wendel, Monroe and the Adviser do not anticipate the Adviser Change in Control will substantially or adversely affect the Company. First, it is anticipated that the current management team at the Adviser will continue to serve as officers of the Adviser. Second, it is anticipated that the Adviser Change in Control will allow the Adviser and the Company to maintain their venture lending investment strategy of structuring individual investments and the Company’s overall portfolio to enhance value for Stockholders in both the near and long-term. Third, it is anticipated the Adviser Change in Control will provide Monroe, including the Adviser, with stable capital to allow each of Monroe and the Adviser to continue to scale its lending strategy, allowing Monroe to deliver meaningful benefits to its global investor base, including the Stockholders of the Company.

Information Regarding the Adviser and the Current Investment Management Agreement

The Adviser has provided investment advisory services to the Company since its inception. Subject to the oversight of the Board, the Adviser serves as the Company’s investment adviser and is responsible for managing the Company’s investments on a day-to-day basis. On October 21, 2024, Robert D. Pomeroy, Jr., the Company’s Chief Executive Officer, informed each Independent Director of the Company that the Acquiror, an affiliate of Wendel, has agreed to acquire a controlling interest in Monroe and indirectly, in the Adviser.

The Proposal to approve the New Investment Management Agreement is the result of the change in control of the Adviser which would occur upon the closing of the Adviser Change in Control. The Adviser was organized as a limited liability company under the Delaware Limited Liability Company Act on January 23, 2008. Section 15(a) of the 1940 Act provides that an investment management contract must terminate on its “assignment,” including upon the occurrence of a change of control of an adviser.

Further, the 1940 Act requires that the New Investment Management Agreement be approved by the Stockholders in order for it to become effective. Shortly after the Adviser informed the Board of the Adviser Change in Control, the Board submitted a list of questions and requests for information to the Adviser and Wendel with respect to a number of matters, including, without limitation, the impact of the Adviser Change in Control on the

Company and on certain regulatory and compliance matters which could affect the Company. The Board also submitted a list of questions and requests for information to the Adviser in order to conduct its annual review and renewal of the Current Investment Management Agreement. On December 6, 2024, the Independent Directors in attendance held a telephonic meeting with their independent counsel to discuss the responses and materials provided by the Adviser and Wendel and the duties of the Independent Directors in their consideration of the approval of the New Investment Management Agreement and the annual renewal of the Current Investment Management Agreement. At a special meeting of the Board held on December 10, 2024 (the “December 2024 Meeting”), the Independent Directors in attendance at the December 2024 Meeting met with representatives of the Adviser and Wendel to discuss the Acquiror, Wendel, the Adviser Change in Control, and the potential effect the Adviser Change in Control might have on the Company.

At the December 2024 Meeting, the Board considered and discussed whether it would be in the best interests of the Company to approve the New Investment Management Agreement, which would be subject to Stockholder approval and, if so approved, would take effect as of the date on which the Adviser Change in Control occurs and whether the Adviser Change in Control would result in the imposition of an “unfair burden” upon the Company, as that term is defined under the 1940 Act. The Board, including all of the Independent Directors in attendance at the December 2024 Meeting, approved the New Investment Management Agreement and recommended that the New Investment Management Agreement be submitted to the Stockholders for approval at the Meeting.

In addition, at the December 2024 Meeting, the Board, including all of the Independent Directors in attendance at the December 2024 Meeting, approved the renewal of the Current Investment Management Agreement, which will continue in effect in the event the Adviser Change in Control does not occur.

The New Investment Management Agreement contains no changes to the terms of the Current Investment Management Agreement, including the fee structure and services to be provided, other than the date and term of the New Investment Management Agreement.

Summary of the New Investment Management Agreement

A copy of the form of the New Investment Management Agreement is attached to this Proxy Statement as Exhibit A. The following description of the material terms of the New Investment Management Agreement is only a summary and is qualified in its entirety by reference to Exhibit A.

Advisory Services

Under each of the Current Investment Management Agreement and the New Investment Management Agreement, the Adviser:

•	determines the composition of the Company’s portfolio, the nature and timing of the changes to the Company’s portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments the Company makes (including performing due diligence on the Company’s prospective portfolio companies);
•	closes, monitors and administers the investments the Company makes, including the exercise of any voting or consent rights;
•	determines the securities and other assets that the Company will purchase, retain, or sell; and
•	provides the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

The Adviser’s services under each of the Current Investment Management Agreement and the New Investment Management Agreement are not exclusive, and the Adviser is free to furnish similar services to other entities so long as its services to the Company are not impaired.

Duration and Termination

The Current Investment Management Agreement is in effect for its initial two (2)-year period ending June 30, 2025 and will continue in effect from year to year thereafter if approved annually by the Board, including a majority of the Independent Directors.

If the Stockholders approve the New Investment Management Agreement, the New Investment Management Agreement will be in effect for an initial two (2)-year period and will continue in effect from year to year thereafter if approved annually by the Board, including a majority of the Independent Directors.

Like the Current Investment Management Agreement, the New Investment Management Agreement may be terminated by either party without penalty by delivering notice of termination upon not more than sixty (60) days’ written notice to the other party. In addition, each of the Current Investment Management Agreement and the New Investment Management Agreement will automatically terminate in the event of its assignment.

Investment Advisory Fees

Each of the Current Investment Management Agreement and the New Investment Management Agreement provides that the Company pay the Adviser a fee for investment advisory and management services consisting of a base management fee and an incentive fee. For the fiscal year ended December 31, 2023 and for the nine-month period ended September 30, 2024, the Adviser earned an aggregate amount of $15.9 million and $9.5 million, respectively, under the Current Investment Management Agreement, which represents base management fees and incentive fees in the amounts of $12.8 million and $3.1 million and $9.2 million and $0.3 million, respectively. The New Investment Management Agreement includes the same base management fee and incentive fee currently in place under the Current Investment Management Agreement.

Base Management Fee. The base management fee is calculated at an annual rate of 2.00% of the Company’s gross assets (less cash and cash equivalents) including any assets acquired with the proceeds of leverage; provided that, to the extent the Company’s gross assets (less cash and cash equivalents) exceed $250 million, the base management fee on the amount of such excess over $250 million is calculated at an annual rate of 1.60% of the Company’s gross assets (less cash and cash equivalents) including any assets acquired with the proceeds of leverage.

Incentive fee. The incentive fee has two parts, as follows:

The first part, which is subject to the Incentive Fee Cap and Deferral Mechanism (as defined below) is calculated and payable quarterly in arrears based on the Company’s Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus expenses for the quarter (including the base management fee, expenses payable under the Company’s Administration Agreement with the Adviser, and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero-coupon securities), accrued income the Company has not yet received in cash. The incentive fee with respect to the Pre-Incentive Fee Net Investment Income is 20.00% of the amount, if any, by which the Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter exceeds a hurdle rate of 1.75% (which is 7.00% annualized) of the Company’s net assets at the end of the immediately preceding calendar quarter, subject to a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, the Adviser receives no incentive fee until the Pre-Incentive Fee Net Investment Income equals the hurdle rate of 1.75%, but then receives, as a “catch-up,” 100.00% of the Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1875% quarterly (which is 8.75% annualized). The effect of this “catch-up” provision is that, if Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, the Adviser will receive 20.00% of the Pre-Incentive Fee Net Investment Income as if the hurdle rate did not apply.

Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter in which the Company incurs a loss. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the quarterly minimum hurdle rate, the Company will pay the applicable incentive fee up to the Incentive Fee Cap (as defined below) even if the Company has incurred a loss in that quarter due to realized and unrealized capital losses. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the 2.00% base management fee. These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the applicable quarter.

The incentive fee on Pre-Incentive Fee Net Investment Income is subject to a fee cap and deferral mechanism which is determined based upon a look-back period of three (3) years and is expensed when incurred. For this purpose, the look-back period for the incentive fee based on Pre-Incentive Fee Net Investment Income (the “Incentive Fee Look-Back Period”) includes the relevant calendar quarter and the eleven (11) preceding full calendar quarters. Each quarterly incentive fee payable on Pre-Incentive Fee Net Investment Income is subject to a cap (the “Incentive Fee Cap”) and a deferral mechanism through which the Adviser may recoup a portion of such deferred incentive fees (collectively, the “Incentive Fee Cap and Deferral Mechanism”). Neither the entry into the Adviser Change in Control nor adoption of the New Investment Management Agreement would reset the look-back period, reduce or increase the calculation of cumulative incentive fees previously paid during the look-back period or affect the payment of the incentive fees. All determinations of incentive fees payable will be calculated as if the Current Investment Management Agreement were still operative. The Incentive Fee Cap is equal to (a) 20.00% of Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-Back Period less (b) cumulative incentive fees of any kind paid to the Adviser during the Incentive Fee Look-Back Period. To the extent the Incentive Fee Cap is zero or a negative value in any calendar quarter, the Company will not pay an incentive fee on Pre-Incentive Fee Net Investment Income to the Adviser in that quarter. To the extent that the payment of incentive fees on Pre-Incentive Fee Net Investment Income is limited by the Incentive Fee Cap, the payment of such fees will be deferred and paid in subsequent calendar quarters up to three (3) years after their date of deferment, subject to certain limitations, which are set forth in each of the Current Investment Management Agreement and the New Investment Management Agreement. The Company only pays incentive fees on Pre-Incentive Fee Net Investment Income to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. “Cumulative Pre-Incentive Fee Net Return” during any Incentive Fee Look-Back Period means the sum of (i) Pre-Incentive Fee Net Investment Income and the base management fee for each calendar quarter during the Incentive Fee Look-Back Period and (ii) the sum of cumulative realized capital gains and losses, cumulative unrealized capital appreciation and cumulative unrealized capital depreciation during the applicable Incentive Fee Look-Back Period.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-Incentive Fee Net Investment Income (expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income allocated to the first part of the incentive fee

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Current Investment Management Agreement, as of the termination date) and equals 20.00% of the Company’s realized capital gains, if any, on a cumulative basis from the date of the Company’s election to be a business development company (“BDC”) through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis through the end of such year, less all previous amounts paid in respect of the capital gain incentive fee.

Examples of Incentive Fee Calculation

Example 1: Income related portion of incentive fee before total return requirement calculation for each fiscal quarter

Alternative 1

Assumptions:

Investment income (including interest, distributions, fees, etc.) = 1.25%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses)) = 0.55%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate; therefore, there is no income-related incentive fee.

Alternative 2

Assumptions:

Investment income (including interest, distributions, fees, etc.) = 2.80%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses)) = 2.10%

Incentive fee = 100.00% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

= 100.00% × (2.10% - 1.75%)

= 0.35%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision; therefore, the income related portion of the incentive fee is 0.35%.

Alternative 3

Assumptions:

Investment income (including interest, distributions, fees, etc.) = 3.00%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses)) = 2.30%

Incentive fee = 100.00% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

Incentive fee = 100.00% × “catch-up” + (20.00% × (Pre-Incentive Fee Net Investment Income - 2.1875%))

Catch up = 2.1875% - 1.75%

= 0.4375%

Incentive fee = (100.00% × 0.4375%) + (20.00% × (2.30% - 2.1875%))

= 0.4375% + (20.00% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate and fully satisfies the “catch-up” provision; therefore, the income related portion of the incentive fee is 0.46%.

(1)	Represents 7.00% annualized hurdle rate.
(2)	Represents 2.00% annualized base management fee.
(3)	Excludes organizational and offering expenses.
(4)

The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.00% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any fiscal quarter.

Example 2: Income related portion of incentive fee after total return requirement calculation for each fiscal quarter

Alternative 1

Assumptions:

Investment income (including interest, distributions, fees, etc.) = 2.80%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses)) = 2.10%

Incentive fee = 100.00% × Pre-Incentive Fee Net Investment Income (subject to ‘‘catch-up’’)(4)

=100.00% × (2.10% - 1.75%)

= 0.35%

Cumulative incentive compensation accrued and/or paid since July 1, 2014 = $9,000,000

20.0% of cumulative net increase in net assets resulting from operations since July 1, 2014 = $8,000,000

Although the Company’s Pre-Incentive Fee Net Investment Income exceeds the hurdle rate of 1.75%, no incentive fee is payable because 20.0% of the cumulative net increase in net assets resulting from operations since July 1, 2014 did not exceed the cumulative income and capital gains incentive fees accrued and/or paid since July 1, 2014.

Alternative 2

Assumptions:

Investment income (including interest, distributions, fees, etc.) = 2.80%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses)) = 2.10%

Incentive fee = 100.00% × Pre-Incentive Fee Net Investment Income (subject to ‘‘catch-up’’)(4)

=100.00% × (2.10% - 1.75%)

= 0.35%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the ‘‘catch-up’’ provision; therefore, the income related portion of the incentive fee is 0.35%.

Cumulative incentive compensation accrued and/or paid since July 1, 2014 = $9,000,000

20.0% of cumulative net increase in net assets resulting from operations since July 1, 2014 = $10,000,000

Because the Company’s Pre-Incentive Fee Net Investment Income exceeds the hurdle rate of 1.75% and because 20.0% of the cumulative net increase in net assets resulting from operations since July 1, 2014 exceeds the cumulative income and capital gains incentive fees accrued and/or paid since July 1, 2014, an incentive fee would be payable, as shown in Alternative 3 of Example 1 above.

(1)	Represents 7.00% annualized hurdle rate.
(2)	Represents 2.00% annualized base management fee.
(3)	Excludes organizational and offering expenses.
(4)

The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.00% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any fiscal quarter.

Example 3: Capital gains portion of incentive fee

Alternative 1

Assumptions:

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

Year 1: None (No sales transaction)

Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3: None; $5 million ((20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2))

Year 4: Capital gains incentive fee of $200,000; $6.2 million (($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2))

Alternative 2

Assumptions:

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None (no sales transaction)

Year 2: $5 million capital gains incentive fee (20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B))

Year 3: $1.4 million capital gains incentive fee(1) ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2)

Year 4: None (no sales transaction)

Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3)(2)

The hypothetical amounts of returns shown are based on a percentage of the Company’s total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

(1)

As illustrated in Year 3 of Alternative 1 above, if the Current Investment Management Agreement or the New Investment Management Agreement were terminated on a date other than the Company’s fiscal year end of any year, the Company may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if the Current Investment Management Agreement or the New Investment Management Agreement were terminated on the fiscal year end of such year.

(2)

As noted above, it is possible that the cumulative aggregate capital gains fee received by the Adviser ($6.4 million) is effectively greater than $5 million (20.00% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Limitation of Liability and Indemnification

Each of the Current Investment Management Agreement and the New Investment Management Agreement provides that the Adviser and its officers, managers, partners, agents, employees, controlling persons and any other person or entity affiliated with the Adviser are not liable to the Company for any act or omission by it in the supervision or management of the Company’s investment activities or for any loss sustained by the Company except for acts or omissions constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Current Investment Management Agreement and the New Investment Management Agreement. Each of the Current Investment Management Agreement and the New Investment Management Agreement also provides, subject to certain conditions, for indemnification by the Company of the Adviser and its officers, managers, partners, agents, employees, controlling persons and any other person or entity affiliated with the Adviser for liabilities incurred by them in connection with their services to the Company (including any liabilities associated with an action or suit by or in the right of the Company or its Stockholders), but excluding liabilities for acts or omissions constituting willful misfeasance, bad faith or gross negligence or reckless disregard of their duties under the Current Investment Management Agreement and the New Investment Management Agreement.

Approval of the Current Investment Management Agreement

The Current Investment Management Agreement was initially approved by the Board, including a majority of the Independent Directors, on February 20, 2023 and, following approval by Stockholders, went into effect on June 30, 2023. At the December 2024 Meeting, the Board, including all of the Independent Directors in attendance at the December 2024 Meeting, approved the renewal of the Current Investment Management Agreement, which will continue in effect in the event the Adviser Change in Control does not occur.

Executive Officers and Directors of the Adviser

Information regarding the principal executive officers of the Adviser before and after the Adviser Change in Control is set forth below. The address of the Adviser is 312 Farmington Avenue, Farmington, Connecticut 06032. The Adviser was formed on January 23, 2008 and provides investment advisory services to the Company. The following are the principal executive officers of the Adviser, each of whom currently holds a position with the Company:

Name and Address(1)	Position(s) held with the Adviser	Principal Occupation/Position(s) held with the Company
Robert D. Pomeroy, Jr.	Chief Executive Officer	Chief Executive Officer and Chairman of the Board of Directors

Gerald A. Michaud	President	President and Director

Daniel S. Devorsetz	Executive Vice President, Chief Operating Officer and Chief Investment Officer	Executive Vice President, Chief Operating Officer and Chief Investment Officer

Daniel R. Trolio	Executive Vice President and Chief Financial Officer	Executive Vice President, Chief Financial Officer and Treasurer

John C. Bombara	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

Diane Earle	Senior Vice President and Chief Credit Officer	Senior Vice President and Chief Credit Officer

Lynn Dombrowski	Chief Accounting Officer	Vice President and Chief Accounting Officer

(1)	The business address of each of the Adviser’s officers is c/o Horizon Technology Finance Management LLC, 312 Farmington Avenue, Farmington, CT 06032.

Board Review and Approval of the New Investment Management Agreement

The Board believes that the terms and conditions of the New Investment Management Agreement are fair to, and in the best interests of, the Company and its Stockholders. The Board believes that, upon Stockholder approval of the Proposal, the Adviser will continue providing the same level of services as it currently provides under the Current Investment Management Agreement. The Board was presented with information demonstrating that the New Investment Management Agreement would enable the Stockholders to continue to obtain quality services at a cost that was fair and reasonable.

The Board recently completed its annual review of the Adviser and the Current Investment Management Agreement under Section 15(c) of the 1940 Act at the December 2024 Meeting and renewed the Current Investment Management Agreement at that time. At the December 2024 Meeting, the Board, including a majority of the Independent Directors in attendance at the December 2024 Meeting, approved a recommendation to Stockholders to approve the New Investment Management Agreement, which will become effective upon the closing of the Adviser Change in Control, which is expected to occur shortly after the Meeting.

In considering the New Investment Management Agreement, the Board noted that its terms, including the fees payable thereunder, are the same as the Current Investment Management Agreement relating to the Company. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreement are the same as the Current Investment Management Agreement. The Board focused on the impact the Adviser Change in Control would have on the Company, in particular any disruptions to the Adviser’s current operations and any potential regulatory or compliance issues posed by Wendel’s acquisition of Monroe and, indirectly, the Adviser. The Board noted the Adviser Change in Control does not alter the Adviser’s responsibilities and that the Adviser had indicated that it did not anticipate any material changes to the services provided to the Company as a result of the Adviser Change in Control.

The Board took into consideration: (i) the nature, extent and quality of the advisory and other services provided by the Adviser under the Current Investment Management Agreement; (ii) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (iii) the Company’s projected expenses and expense ratio compared to BDCs with similar investment objectives; (iv) any existing and potential sources of indirect income to the Adviser from its relationships with the Company and the profitability of those relationships; (v) information about the services to be performed and the personnel performing such services and any potential impact the Adviser Change in Control would have on those services; (vi) the organizational capability and financial condition of the Adviser and its affiliates; (vii) the Adviser’s practices regarding the selection and compensation of brokers that may execute the Company’s portfolio transactions and the brokers’ provision of brokerage and research services to the Adviser; (viii) the possibility of obtaining similar services from other third party service providers or through an internally managed structure; (ix) information regarding any anticipated benefits to the Company as a result of the Adviser Change in Control; (x) a representation that the Company would not bear any expenses, directly or indirectly, in connection with the Adviser Change in Control; (xi) confirmation that the Adviser intends to continue to manage the Company in a manner consistent with its current investment objective; (xii) the fact that the agreement between Monroe and the Acquiror related to the Adviser Change in Control provides for reliance on the safe harbor provided by Section 15(f) of the 1940 Act, therefore no “unfair burden” will be imposed on the Company as a result of the Adviser Change in Control; and (xiii) other factors the Board deemed to be relevant. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services Provided

The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Company, noting that the services to be provided under the New Investment Management Agreement are the same as the services provided under the Current Investment Management Agreement. In particular, the Board noted that the Adviser had served as the Company’s investment adviser since its inception in 2010 and that the Adviser Change in Control did not seem likely to materially affect the services provided by the Adviser.

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure and past reports from the Company’s Chief Compliance Officer. The Board noted that it had previously reviewed the Adviser’s registration on Form ADV, as well as the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the Adviser’s management and staff and the relevant regulatory and compliance questions submitted to Wendel. The Board also considered its experience with the Adviser providing investment advisory services to the Company.

The Board also considered other services to be provided to the Company, such as monitoring adherence to the Company’s investment restrictions and monitoring compliance with various Company policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures to continue to perform its duties under the New Investment Management Agreement and that the nature, extent and quality of the services to be provided by the Adviser to the Company after the Adviser Change in Control were expected to continue to be satisfactory and reliable.

Experience of Management Team and Personnel

The Board discussed the experience of current key personnel of the Adviser. The Board considered that all of the current key portfolio management personnel of the Adviser are currently expected to continue their relationship with the Adviser following the effectiveness of the New Investment Management Agreement.

Proposed Management Fees and Performance

The Board considered the relative value of the New Investment Management Agreement’s terms and the relative performance of the Company under the Current Investment Management Agreement to a peer group of relevant peers.

At the December 2024 Meeting, the Board noted that the Current Investment Management Agreement’s terms were consistent with advisory contract terms of other externally managed BDCs and that, since the Company’s initial public offering in 2010, the Adviser has agreed to amend the terms of the Current Investment Management Agreement in favor of Stockholders several times, including in 2014 and, most recently, in 2018 in connection with the reduction of the asset coverage requirements applicable to the Company under the 1940 Act. When it renewed the Current Investment Management Agreement at the December 2024 Meeting, the Board also considered that the terms of the Current Investment Management Agreement fall within the range of fees charged by advisers to a broad group of externally managed BDCs presented to the Board, including (1) the base management fee with a step down above $250 million in total assets less cash and cash equivalents, (2) a market hurdle rate on the incentive fee on income, (3) no management fee on uninvested cash and cash equivalents, (4) the inclusion of a total return-based look back feature which limits the payment of incentive fees under certain circumstances, and (5) an income-based incentive fee payable only when net investment income exceeds a market hurdle rate. In connection with the New Investment Management Agreement, the Board considered that the management fees to be paid under the New Investment Management Agreement are identical to the management fees paid under the Current Investment Management Agreement and concluded that the management fees payable to the Adviser by under the New Investment Management Agreement were not unreasonable.

In connection with its renewal of the Current Investment Management Agreement at the December 2024 Meeting, the Board considered the appropriate performance metrics by which to benchmark the Company’s performance against its peers, focusing on certain factors that it believed are significant drivers of Stockholder value, which include the income generating potential of each BDC, its return on equity, its ability to cover its distribution payments from net investment income, the relative efficiency of its operations as reflected in its expense ratio, the impact of changes in net asset value, and the total return for a stockholder based upon a BDC’s distributions and changes in its stock price.

In connection with its renewal of the Current Investment Management Agreement at the December 2024 Meeting, the Board considered that the Company and the Adviser were in line or outperformed the Company’s peer group in terms of debt portfolio yield, net investment income as a percent of net asset value, distribution coverage, expense ratio and efficiency ratio. Noting that the terms of each of the Current Investment Management Agreement and the New Investment Management Agreement are consistent with the terms of existing external management agreements used by a broad set of BDCs reviewed by the Board, the Board concluded that the New Investment Management Agreement is expected to provide a relative value for performance for the Stockholders.

In addition to reviewing the appropriateness of the terms of the New Investment Management Agreement and the relative performance of the Adviser and the Company, the Board considered the differentiated investment strategy of the Company, which focuses on providing senior secured loans to well-sponsored development stage companies in the life science and technology markets and also considered that the Adviser has a long and established reputation as an important provider of venture loans and key relationships in the venture and technology communities. The Board noted that in connection with the renewal of the Current Investment Management Agreement, it had concluded that the Company’s overall performance was satisfactory. The Board considered that the investment process and strategies employed in the management of the Company will be the same both before and after the Adviser Change in Control.

Costs of Services Provided and Economies of Scale

The Board considered the costs incurred by the Company and the Adviser to provide services to the Company, the expected costs to be incurred by the Adviser, the profit that the Adviser may realize, and the Adviser’s financial condition. Based on its review, the Board concluded that the Adviser is financially able to provide the Company with the services enumerated in the New Investment Management Agreement and that the Adviser’s profitability from its relationship with the Company under the New Investment Management Agreement was not expected to be excessive.

The Board also noted that, except for certain administrative expenses and fees paid to the Adviser under the terms of the Administration Agreement (as defined below), the Company does not pay any other fees to the Adviser and that the Adviser does not derive any material indirect benefits from its relationship to the Company.

The Board considered the extent to which economies of scale may be realized as the Company grows and concluded that the Company will have to grow further before any economies of scale may be realized.

Conclusion

No single factor was determinative of the Board’s decision to approve the New Investment Management Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including all of the Independent Directors in attendance at the December 2024 Meeting, determined that the New Investment Management Agreement, including the compensation payable under the New Investment Management Agreement, was fair and reasonable to the Company. The Board, including all of the Independent Directors in attendance at the December 2024 Meeting, therefore determined that the approval of the New Investment Management Agreement was in the best interests of the Company and its Stockholders.

Section 15(f) of the 1940 Act

Because the consummation of the Adviser Change in Control will result in an assignment and immediate termination of the Current Investment Management Agreement, the Adviser, Monroe and the Acquiror intends for the Adviser Change in Control to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two (2)-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Adviser and the Acquiror have informed the Board that the agreement between Monroe and the Acquiror relating to the Adviser Change in Control provides for reliance on the safe harbor provided by Section 15(f) of the 1940 Act. Therefore, no “unfair burden” will be imposed on the Company as a result of the Adviser Change in Control. In addition, the Adviser has informed the Board that Monroe has committed that the Company will not bear the burden of expenses relating to the Adviser Change in Control, including the costs of this proxy solicitation.

Second, during the three (3)-year period following the Adviser Change in Control, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser). The Board has committed to ensuring that at least 75% of the directors will not be “interested persons” of the Adviser, Monroe or Wendel for a period of three (3) years after the Adviser Change in Control.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS IN ATTENDANCE AT THE DECEMBER 2024 MEETING, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

Certain Relationships and Related Party Transactions

Certain officers and employees of the Adviser serve as officers and directors of the Company. The Adviser and its officers and employees, in their roles at the Adviser, may be subject to certain potential conflicts of interest in connection with the Company’s activities and investments.

Under the Current Investment Management Agreement, the Adviser receives a management fee based on the Company’s gross assets less cash and cash equivalents and an incentive fee based on the Company’s performance. This fee structure creates potential conflicts of interest for the Adviser, such as creating an incentive for the Adviser to approve and cause the Company to make investments that may be more speculative than the Company would otherwise make in the absence of such fee structure. In addition, certain officers and employees of the Adviser may serve as officers, directors, members or principals of entities that operate in lines of business that are the same as, or similar to, those of the Company, or of other investment funds, accounts or investment vehicles managed by the Adviser. The Adviser may also have other clients with investment objectives that are similar to or different or competitive with the investment objectives of the Company. In serving in these capacities, the Adviser may have fiduciary obligations to other clients or investors that may conflict with the best interests of the Company and its Stockholders. The Adviser has put in place policies and procedures designed to manage potential conflicts of interest between its fiduciary obligations to the Company and its similar fiduciary obligations to other clients. An investment opportunity suitable for several clients of the Adviser and its affiliates may not be suitable for all of the clients of the Adviser and its affiliates due to the limited scale of such opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate an investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Company. Not all conflicts of interest can be expected to be resolved in the Company’s favor.

The Adviser may manage other investment vehicles with similar or overlapping investment strategies as the Company. The Adviser may provide the Company an opportunity to co-invest with other investment vehicles managed by the Adviser and/or other investment vehicles managed by Monroe. The Adviser may face potential conflicts of interest in the allocation of investment opportunities among the Company, other investment vehicles managed by the Adviser and/or other investment vehicles managed by Monroe. To address these conflicts, the Adviser complies with applicable laws, rules and regulations, including the 1940 Act and the order providing exemptive relief on co-investments granted by the SEC. It is the Adviser’s policy to allocate co-investment opportunities among the Company, the other investment vehicles managed by the Adviser and/or other investment vehicles managed by Monroe in a manner that is fair and equitable over time. Since June 30, 2023, the Company has relied on exemptive relief from the SEC granted to certain affiliates of Monroe. On October 15, 2014, as amended on January 10, 2023, Monroe and certain other funds and accounts sponsored or managed by Monroe and its affiliates, received exemptive relief from the SEC that affords the Adviser greater flexibility to negotiate the terms of co-investments if the Company’s Board determines that it would be advantageous for the Company to co-invest with other accounts sponsored or managed by the Adviser, Monroe or their affiliates in a manner consistent with the Company’s investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Under the terms of this exemptive relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s Independent Directors is required to make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to the Company and its Stockholders and do not involve overreaching of the Company or its Stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of its Stockholders and with the Company’s investment strategies and policies.

The Company believes that it derives substantial benefits from its relationship with the Adviser. The Company has entered into the Current Investment Management with the Adviser. The Adviser is registered as an investment adviser under the Advisers Act. The Company’s investment activities are managed by the Adviser and supervised by the Board, the majority of whom are Independent Directors. Under the Current Investment Management Agreement, the Company has agreed to pay the Adviser an annual management fee based on the Company’s gross assets less cash and cash equivalents as well as an incentive fee based on the Company’s investment performance. During the year ended December 31, 2023, fees paid to the Adviser pursuant to the Investment Management Agreement totaled $15.9 million.

The Company has also entered into an administration agreement (the “Administration Agreement”) with the Adviser as administrator (the “Administrator”). Under the Administration Agreement, the Company has agreed to reimburse the Administrator for the Company’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of compensation and related expenses of its Chief Financial Officer and Chief Compliance Officer and their respective staffs. In addition, pursuant to the terms of the Administration Agreement, the Administrator provides the Company with the office facilities and administrative services necessary to conduct the Company’s day-to-day operations. During the year ended December 31, 2023, expenses and fees incurred pursuant to the Administration Agreement totaled $1.7 million.

The Adviser has granted the Company a non-exclusive, royalty-free license to use the name “Horizon Technology Finance.” The address of the Adviser and the Administrator is 312 Farmington Avenue, Farmington, Connecticut 06032.

The Adviser is a wholly owned subsidiary of MCH Holdco LLC, which is a wholly owned subsidiary of Monroe Capital Investment Holdings, L.P., which is majority owned and controlled by its general partner, Monroe Management Holdco, LLC, which is indirectly majority owned in the aggregate by Messrs. Theodore L. Koenig and Michael J. Egan through intermediate holding companies, and an affiliate of Monroe.

The Audit Committee, in consultation with the Company’s Chief Executive Officer, Chief Compliance Officer and outside legal counsel, has established a written policy to govern the review of potential related party transactions. The Audit Committee conducts quarterly reviews of any potential related party transactions and, during these reviews, if any, it also considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Conduct or the Company’s or the Adviser’s Code of Ethics.

No director of the Company that is considered an “interested person” as defined in Section 2(a)(19) of the 1940 Act will receive any compensation in connection with the Adviser Change in Control

OTHER BUSINESS

The Board knows of no other matter that is likely to come before the Meeting or that may properly come before the Meeting, apart from the consideration of an adjournment or postponement. If, however, any other matters properly come before the Meeting it is the intention of the person(s) named as proxies to vote such proxies on such matters in accordance with their best judgment.

If there appears not to be enough votes for a quorum or to approve the proposal(s) at the Meeting, either the presiding officer of the Meeting or a majority of the Stockholders who are represented at the Meeting, in person or by proxy, and entitled to vote may adjourn the Meeting with respect to such proposal(s) for a period of not more than one hundred twenty (120) days to permit the further solicitation of proxies. The person(s) named as proxies will vote in favor of adjournment those proxies that are entitled to vote in favor of the proposal(s) and will vote against adjournment those proxies required to be voted against the proposal(s). Any proposal(s) for which sufficient votes in favor of such proposal have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

ANNUAL AND QUARTERLY REPORTS

Copies of the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K are available on the Company’s website at www.horizontechfinance.com, on the “Investor Relations” webpage under “SEC Filings,” or upon request without charge. Please direct your request to Horizon Technology Finance Corporation, Attention: Investor Relations, 312 Farmington Avenue, Farmington, Connecticut 06032, or by calling the Company collect at 860-676-8654. Copies of such reports are also available via EDGAR on the SEC’s website at www.sec.gov.

SUBMISSION OF STOCKHOLDER PROPOSALS AND COMPLAINTS

The Company expects that the 2025 annual meeting of Stockholders will be held in June 2025, but the exact date, time and location of such meeting have yet to be determined. A Stockholder who intends to present a proposal at that annual meeting, including nomination of a director, must submit the proposal in writing addressed to John C. Bombara, Secretary, c/o Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032. Notices of intention to present proposals, including nomination of a director, at the 2025 annual meeting must be received by the Company between December 26, 2024 and 5:00 p.m. Eastern Time on January 26, 2025. In order for a proposal to be considered for inclusion in the Company’s proxy statement for the 2025 annual meeting, the Company must receive the proposal no later than January 26, 2025. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints and regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

Mr. John C. Bombara

Horizon Technology Finance Corporation

Chief Compliance Officer

312 Farmington Avenue

Farmington, Connecticut 06032

The Audit Committee Chair may be contacted at:

Mr. James J. Bottiglieri

c/o Horizon Technology Finance Corporation

Audit Committee Chair

312 Farmington Avenue

Farmington, Connecticut 06032

You are cordially invited to attend the Company’s 2025 Special Meeting of Stockholders in person. Whether or not you plan to attend the Meeting, you are requested to please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope or to vote via telephone or the Internet, so that you may be represented at the Meeting.

By Order of the Board of Directors,

/s/ John C. Bombara

John C. Bombara
Secretary

Farmington, Connecticut

January 3, 2025

EXHIBIT A

FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT

This Investment Management Agreement (“Agreement”) is made effective as of ~~June 30, 2023~~[____], 2025 by and between HORIZON TECHNOLOGY FINANCE CORPORATION, a Delaware Corporation (the “Company”), and HORIZON TECHNOLOGY FINANCE MANAGEMENT LLC, a Delaware limited liability company (the “Advisor”).

WHEREAS, the Company is a closed-end management investment fund that elects to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940 (the “Advisers Act”);

WHEREAS, the Advisor and the Company are parties to a certain Investment Management Agreement dated as of ~~March 7, 2019~~June 30, 2023 whereby the Advisor furnished investment advisory services to the Company on the terms and conditions set forth therein (the “Existing Agreement”);

WHEREAS, the Company and Advisor wish to enter into a new investment management agreement to replace the Existing Agreement, solely because the Advisor is simultaneously, with the entering into this Agreement, undergoing a change of control because ~~affiliates of Monroe Capital LLC have acquired all outstanding equity interests in the Advisor~~affiliates of Wendel SE have acquired 75% of the total equity of Monroe Capital LLC, and indirectly, the Advisor;

WHEREAS, the Company desires to continue to retain the Advisor to furnish investment advisory services to the Company on the terms and conditions hereinafter set forth, and the Advisor wishes to be retained to provide such services.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	Duties of the Advisor.

(a)   The Company hereby employs the Advisor to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company, for the period and upon the terms herein set forth, (i) in accordance with the investment objective, policies and restrictions applicable to the Company as set forth in the Company’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2, dated ~~June 29, 2021~~June 6, 2024 (File No. ~~333-255716~~333-278396), which was declared effective ~~July 21, 2021~~June 20, 2024 (the “Registration Statement”), as amended from time to time; (ii) during the term of this Agreement in accordance with all other applicable federal and state laws, rules and regulations, and the Company’s charter and bylaws; and (iii) for so long as the Company elects to be regulated as a BDC under the Investment Company Act, the Advisor will manage the assets of the Company in accordance with the Investment Company Act. Without limiting the generality of the foregoing, the Advisor shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Company; (iii) close and monitor the Company’s investments; (iv) determine the securities and other assets that the Company will purchase, retain, or sell; (v) perform due diligence on prospective portfolio companies; and (vi) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds. The Advisor shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing, the Advisor will arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Company’s Board of Directors. If it is necessary for the Advisor to make investments on behalf of the Company through a special purpose vehicle, the Advisor shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle (in accordance with the Investment Company Act for so long as the Company elects to be regulated as a BDC under the Investment Company Act).

(b)         The Advisor hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.

(c)         The Advisor is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Advisor”) pursuant to which the Advisor may obtain the services of the Sub-Advisor(s) to assist the Advisor in fulfilling its responsibilities hereunder. Specifically, the Advisor may retain a Sub-Advisor to recommend specific securities or other investments based upon the Company’s investment objective and policies, and work, along with the Advisor, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject to the oversight of the Advisor and the Company. The Company shall be responsible for any compensation payable to any Sub-Advisor.

For so long as the Company elects to be regulated as a BDC under the Investment Company Act, any sub-advisory agreement entered into by the Advisor shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law.

(d)         The Advisor shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(e)          For so long as the Company elects to be regulated as a BDC under the Investment Company Act, the Advisor shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records with respect to the Company’s portfolio transactions and shall render to the Company’s Board of Directors such periodic and special reports as the Board may reasonably request. The Advisor agrees that all records that it maintains for the Company are the property of the Company and will surrender promptly to the Company any such records upon the Company’s request, provided that the Advisor may retain a copy of such records.

2.	Company’s Responsibilities and Expenses Payable by the Company.

All investment professionals of the Advisor and their respective staffs, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Advisor and not by the Company. The Company will bear all other costs and expenses of its operations, administration and transactions pursuant to that certain Administration Agreement, dated as of October 28, 2010, by and between the Company and Horizon Technology Finance Management LLC, the Company’s Administrator.

3.	Compensation of the Advisor.

The Company agrees to pay, and the Advisor agrees to accept, as compensation for the services provided by the Advisor hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The Company shall make any payments due hereunder to the Advisor or to the Advisor’s designee as the Advisor may otherwise direct. To the extent permitted by applicable law, the Advisor may elect, or the Company may adopt a deferred compensation plan pursuant to which the Advisor may elect to defer all or a portion of its fees hereunder for a specified period of time.

(a)         The Base Management Fee as of the date hereof shall be calculated at an annual rate of (i) 2.00% of the Company’s gross assets (less cash and cash equivalents), including any assets acquired with the proceeds of leverage, of $250 million or less, and (ii) 1.60% of the Company’s gross assets (less cash and cash equivalents),

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including any assets acquired with the proceeds of leverage, of greater than $250 million. Base Management Fees shall be payable monthly in arrears and for any partial month shall be appropriately prorated.

(b)         The Incentive Fee shall consist of two parts, as follows:

(i)

One part, which is subject to the Incentive Fee Cap and Deferral Mechanism (as defined under Section 3(b)(ii) below), will be calculated and payable quarterly in arrears based on the pre-Incentive Fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-Incentive Fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued by the Company during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement to the Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Pre-Incentive Fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, shall be compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized). The Company’s pre-Incentive Fee net investment income used to calculate this part of the Incentive Fee is also included in the amount of its gross assets used to calculate the 2.00% Base Management Fee. The Company shall pay the Advisor an Incentive Fee with respect to the Company’s pre-Incentive Fee net investment income in each calendar quarter as follows: (1) no Incentive Fee in any calendar quarter in which the Company’s pre-Incentive Fee net investment income does not exceed the hurdle rate of 1.75%; (2) 100% of the Company’s pre-Incentive Fee net investment income with respect to that portion of such pre-Incentive Fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); the portion of the Company’s pre-Incentive Fee net investment income (which exceeds the hurdle but is less than 2.1875%) is referred to as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of the Company’s pre-Incentive Fee net investment income as if a hurdle did not apply if the Company’s pre-Incentive Fee net investment income exceeds 2.1875% in any calendar quarter; and (3) 20% of the amount of the Company’s pre-Incentive Fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) payable to the Advisor (once the hurdle is reached and the catch-up is achieved, 20% of all pre-Incentive Fee net investment income thereafter is allocated to the Advisor). These calculations shall be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter.

(ii)

Fee Cap and Deferral Mechanism. The Incentive Fee specified in Section 3(b)(i) above shall be subject to a fee cap and deferral mechanism which will be determined based upon a look-back period of up to three years.  For this purpose, the Incentive Fee look-back period (the “Incentive Fee Look-back Period”) shall include the relevant calendar quarter and the 11 full preceding calendar quarters. Each quarterly Incentive Fee payable under Section 3(b)(i) is subject to a cap (the “Incentive Fee Cap”) and a deferral mechanism through which the Advisor may recoup a portion of such deferred Incentive Fee (collectively, the “Incentive Fee Cap and Deferral Mechanism”). The “Incentive Fee Cap” is equal to (a) 20.0% of Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period less (b) cumulative Incentive Fees of any kind

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paid to the Advisor during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any calendar quarter, the Company shall pay no Incentive Fee under Section 3(b)(i) to the Advisor in that quarter. To the extent that the payment of Incentive Fee under Section 3(b)(i) is limited by the Incentive Fee Cap, the payment of such fees shall be deferred and paid in subsequent calendar quarters up to three years after their date of deferment, subject to applicable limitations included herein. The Company shall only pay Incentive Fees under Section 3(b)(i) to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. “Cumulative Pre-Incentive Fee Net Return” during any Incentive Fee Look-back Period means the sum of (a) pre-Incentive Fee net investment income and the Base Management Fee for each calendar quarter during the Incentive Fee Look-back Period and (b) the sum of cumulative realized capital gains and losses, cumulative unrealized capital appreciation and cumulative unrealized capital depreciation during the applicable Incentive Fee Look-back Period.
(iii)

The second part of the Incentive Fee (the “Capital Gains Fee”) shall be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement as set forth below), and will equal 20.0% of the Company’s realized capital gains, if any, on a cumulative basis from the date of the Company’s election to be a BDC through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the amount of any previously paid capital gain Incentive Fees, with respect to each of the investments in our portfolio. In the event that this Agreement shall terminate as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.

4.	Covenants of the Advisor.

The Advisor covenants that it is registered as an investment adviser under the Advisers Act. The Advisor agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5.	Excess Brokerage Commissions.

The Advisor is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and constitutes the best net results for the Company.

6.	Limitations on the Employment of the Advisor.

The services of the Advisor to the Company are not exclusive, and the Advisor may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Advisor to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in

4

effect, the Advisor shall be the only investment adviser for the Company, subject to the Advisor’s right to enter into sub-advisory agreements. The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Advisor and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Advisor and directors, officers, employees, partners, stockholders, members and managers of the Advisor and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

7.	Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, officer or employee of the Advisor is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, officer and/or employee of the Advisor shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, officer or employee of the Advisor or under the control or direction of the Advisor, even if paid by the Advisor.

8.	Limitation of Liability of the Advisor; Indemnification.

The Advisor (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Advisor) shall not be liable to the Company for any action taken or omitted to be taken by the Advisor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services for so long as the Company elects to be regulated as a BDC under the Investment Company Act), and the Company shall indemnify, defend and protect the Advisor (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Advisor, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Advisor’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Advisor’s duties or by reason of the reckless disregard of the Advisor’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the Securities and Exchange Commission or its staff thereunder for so long as the Company elects to be regulated as a BDC under the Investment Company Act).

9.	Effectiveness, Duration and Termination of Agreement.

(a)         This Agreement shall become effective as of the first date above written. This Agreement shall remain in effect for an indefinite period; provided, however, for so long as the Company elects to be regulated as a BDC under the Investment Company Act, then this Agreement may be terminated at any time, without the payment of any penalty, upon not more than 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company or by the vote of the Company’s Directors or by the Advisor. The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Advisor shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Advisor shall be entitled to any amounts owed under Section 3 through the date of termination or expiration and Section 8 shall continue in force and effect and apply to the Advisor and its representatives as and to the extent applicable.

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(b)         For so long as the Company elects to be regulated as a BDC under the Investment Company Act:

(i)

This Agreement shall continue in effect for two years from the date hereof, or to the extent consistent with the requirements of the Investment Company Act, from the date of the Company’s election to be regulated as a BDC under the Investment Company Act, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the Company’s Board of Directors, or by the vote of a majority of the outstanding voting securities of the Company and (B) the vote of a majority of the Company’s Directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act;

(ii)

The Agreement may be terminated at any time, without the payment of any penalty, upon not more than 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company, or by the vote of the Company’s Directors or by the Advisor;

(iii)	This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).

(c)         The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Advisor shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Advisor shall be entitled to any amounts owed under Section 3 through the date of termination or expiration and Section 8 shall continue in force and effect and apply to the Advisor and its representatives as and to the extent applicable.

10.	Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

11.	Amendments.

This Agreement may be amended by mutual consent. For so long as the Company elects to be regulated as a BDC under the Investment Company Act, the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.

12.	Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. For so long as the Company elects to be regulated as a BDC under the Investment Company Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

HORIZON TECHNOLOGY FINANCE CORPORATION

By:
Name: Robert D. Pomeroy, Jr.
Title: Chief Executive Officer

HORIZON TECHNOLOGY FINANCE MANAGEMENT LLC

By:
Name: Robert D. Pomeroy, Jr.
Title: Chief Executive Officer

[Signature page to Investment Management Agreement]

Horizon Technology Finance

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HORIZON TECHNOLOGY FINANCE CORPORATION

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V60277-S02948

HORIZON TECHNOLOGY FINANCE CORPORATION
Special Meeting of Stockholders
February 21, 2025 9:30 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Gerald A. Michaud and Daniel R. Trolio, or either one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all of the shares of common stock of Horizon Technology Finance Corporation (the "Company"), which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the offices of the Company, located at 312 Farmington Avenue, Farmington, Connecticut 06032, on February 21, 2025 at 9:30 AM, Eastern Time, and at all adjournments thereof, as indicated on this proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side